                                                              EXHIBIT 10.(XXXVI)

                              INVESTMENT AGREEMENT


INVESTMENT AGREEMENT (this "Agreement") dated as of March 27, 1998 between Bristol Asset Management II LLC, a limited liability company organized and existing under the laws of Delaware (the "Investor"), and Nevada Manhattan Mining, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

           WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall invest up to $14,000,000 in the Company's Common Stock, par value $.0l per share (the "Common Stock").

           NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

             Purchase and Sale of Common Stock: Issuance of Warrants

           Section 1.1 Purchase and Sale of Common Stock. Upon the terms and subject to the conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, up to $14,000,000 of Common Stock, such stock](to be valued as provided in Section 1.3(b) herein.

           Section 1.2               Delivery of Put Notices.

                    (a) At any time prior to the date which is three years from the effective date of the Registration Statement (as defined below), the Company may deliver written notices to the Investor (each such notice hereinafter referred to as a "Put Notice") in the form of the Put Notice annexed to this Agreement as Exhibit A stating a dollar amount (the "Dollar Amount") of Common Stock which the Company intends to sell to the Investor five business days following the date (the 'Put Notice Date") on which the Put Notice is given to the Investor by the Company in accordance with Section 6.4 herein, provided that each Put Notice Date and Dollar Amount shall be subject to Section 1.3(a) below. "Business day(s)" shall mean any day on which the New York Stock Exchange is open for trading. The Dollar Amount designated by the Company in any given Put Notice shall be an amount equal to at least $50,000.

                    (b) Notwithstanding any of the foregoing, the Company may not deliver a Put Notice if (i) trading of the Common Stock on the principal market on which it is then traded (the "Principal Market") is then suspended or the Common Stock is then delisted from the Principal Market, (ii) the closing price of the Common Stock on the Principal Market is less than $.25 per share (appropriately adjusted for any stock splits, reverse splits or combinations, stock dividends and similar events), (iii) the Registration Statement is not effective or is subject to a stop order or is otherwise suspended, (iv) the Dow Jones Industrial Average has dropped more than 3% within the preceding five business days, or (v) the Common Stock is not then registered under the Exchange Act. If any of the events described in clauses (i), (ii), (iii), (iv) or (v) above occurs after a Put Notice is delivered but prior to the Closing (as defined below) associated with such Put Notice, such Put Notice shall be null, void and of no force and effect and a new Put Notice shall be required following the termination of any such event.

     Section 1.3               Determination of Share Number; Valuation Period

                    (a) Within ten days after the end of each calendar month, at the option of the Company it may require a purchase of Common Stock by the Investor (except as hereinafter provided), subject to the procedures set forth in Section 1.2(a), in a maximum amount not to exceed the lesser of (i) $14,000,000 less all amounts previously paid by the Investor pursuant to this
Section 1.3(a), (ii) $1,166,667, (iii) the product of (x) the number of shares of Common Stock traded on the Principal Exchange during the preceding calendar month, multiplied by (y) the average of the closing bid prices as noted in Bloomberg (or other appropriate published source) for the Common Stock during the prior calendar month, multiplied by (z) 10% and (iv) such Dollar Amount which would result in the Investor beneficially owning no more than 4.9% of the Common Stock outstanding on the Put Notice Date (including without limitation Common Stock deemed beneficially owned by the Investor pursuant to the Warrants (as defined below), as determined in accordance with Section 13(d) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder. The Put Notice shall include a representation of the Company as to the Common Stock outstanding on the Put Notice Date as determined in accordance with Section 13(d) of the Exchange Act. In the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder is different on a Closing Date (as defined below) than on the Put Notice Date associated with such Closing Date, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor would own more than 4.9% of the Common Stock as of such Closing Date. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall have the right to decline to purchase the Common Stock which the Investor would otherwise be required to purchase under any two Put Notices designated by the Investor in any 12 month period.

                    For example, if a total of 1,000,000 shares of Common Stock traded during January of a particular year on the Principal Exchange and the average of the closing bid prices was $1.50, on or before February 10 the Company could request a draw down not to exceed 10% of $1,500,000 or $150,000, so long as such amount was available under this Agreement and so long as such amount did not result in the Investor beneficially owning more than 4.9% of the Common Stock.

                    (b) Simultaneously with the receipt of the funds from the Investor in the amount of the draw down the Company shall issue and sell to the Investor and the Investor shall be deemed to have purchased, in consideration of the funds so drawn down, the number of shares of Common Stock equal to the draw down divided by 78% of the lowest sale price for the Common Stock on the Principal Exchange as noted in Bloomberg (or other appropriate published source) (the "Lowest Sale Price") during the ten trading days prior to the Put Notice Date (the "Look Back Period"). For example, if the Lowest Sale Price for the Look Back Period was $1.50 and the draw down was $100,000, the number of shares of Common Stock to be issued would be 85,470 shares. Notwithstanding the foregoing, in the event that the Lowest Sale Price during the 20 trading days after a particular Closing is less than 95% of the Lowest Sale Price applicable to such Closing, then the Company shall promptly issue to the Investor an additional number of shares of Common Stock with respect to such Closing such that the number of shares of Common Stock issued to the Investor at such Closing plus such additional number of shares are equal to the funds drawn down at such Closing divided by 78% of the Lowest Sale Price during such 20 trading day period. The Investor shall also be issued additional Warrants equal to 12% of the number of additional shares so issued and the exercise price of such additional Warrants and the Warrants issued at such Closing shall be adjusted to 94% of the average closing bid price for the Common Stock on the Principal Exchange as noted by Bloomberg (or other appropriate published source) during such 20 trading day period.

                    (c) The Company shall not be required to issue fractions of shares of Common Stock and instead shall refund to the Investor an amount equal to the fraction which would otherwise have been issued times 78 % of the Lowest Sale Price during the Look Back Period determined as provided in Section 1.3(b) above.

           Section 1.4               Closing.

                    (a) Each Closing of a purchase and sale of Common Stock (a "Closing") shall take place at 10:00 a.m. Los Angeles time on the fifth business day following the Put Notice Date to which such Closing relates or the earliest date thereafter on which all conditions to Closing have been satisfied. Each date on which a Closing occurs is referred to herein as a "Closing Date."

                    (b) On each Closing Date, the Investor shall deliver to the Company the Dollar Amount with respect to such Closing by cashier's check or wire transfer to such account as shall be designated in writing by the Company. On each Closing Date, the Company shall deliver to the Investor certificates representing the number of shares to be issued and sold to the Investor on such date and registered in the name of the Investor. In addition, each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered either of them pursuant to this Agreement at or prior to each Closing.

                    (c) On each Closing Date, except as provided in Section 1.4(d) below, the Company shall also deliver to the Investor warrants in the form annexed to this Agreement as Exhibit B ("Warrants") to purchase shares of Common Stock (the "Warrant Shares"), which Warrants shall expire on the fifth anniversary of the date of issuance thereof. The Warrants issuable at any Closing shall entitle the holder thereof to purchase a number of Warrant Shares equal to 12% of the number of shares of Common Stock purchased at the Closing in question at an initial exercise price (subject to the provisions of Section 1.3(b) above) equal to 94% of the average closing bid price for the Common Stock on the Principal Exchange as noted by Bloomberg (or other appropriate published source) during the Look Back Period in question for the particular Closing.

                    (d) (i) To the extent that the Company has not delivered Put Notices to the Investor on or before one year from the date of this Agreement in an aggregate Dollar Amount equal to the lesser of (a) $4,666,667 and (b) the maximum Dollar Amount with respect to which Put Notices could have been delivered prior to such date, then any Warrants which have not theretofore been delivered to the Investor which would have been issued had such Put Notices been delivered shall promptly be issued to the Investor. The initial exercise price of such Warrants shall be equal to 94% of the average closing bid price for the Common Stock on the Principal Exchange as noted by Bloomberg (or other appropriate published source) during the ten trading days prior to such one year anniversary.

     (ii) To the extent that the Company has not delivered Put Notices to the Investor on or before two years from the date of this Agreement in an aggregate Dollar Amount equal to the lesser of (a) $9,333,332 and (b) the maximum Dollar Amount with respect to which Put Notices could have been delivered prior to such date, then any Warrants which have not theretofore been delivered to the Investor which would have been issued had such Put Notices been delivered shall promptly be issued to the Investor. The initial exercise price of such Warrants shall be equal to 94% of the average closing bid price for the Common Stock on the Principal Exchange as noted by Bloomberg (or other appropriate published source) during the ten trading days prior to such two year anniversary. 3
(iii) To the extent that the Company has not delivered Putt Notices to the Investor on or before the termination of this Agreement in an aggregate Dollar Amount equal to the lesser of $14,000,000 and the maximum Dollar Amount with respect to which Put Notices could have been delivered prior to such date, then any Warrants which have not theretofore been delivered to the Investor which would have been issued had such Put Notices been delivered shall promptly be issued to the Investor. The initial exercise price of such Warrants shall be equal to 94% of the average closing bid price for the Common Stock on the Principal Exchange as noted by Bloomberg (or other appropriate published source) during the ten trading days prior to such termination date.

           On each Closing Date subsequent to the issuance of Warrants pursuant to this Section 1.4(d), notwithstanding the provisions of Section 1.4(b) above, the Company shall only be obligated to issue Warrants pursuant to Section 1.4(b) at such times as and to the extent that the total Dollar Amount of Put Notices delivered to the Investor exceeds the Dollar Amount set forth in the clause pursuant to which the Warrants were issued. For example, if Warrants are issued pursuant to clause (i) above, then no Warrants shall thereafter be issuable pursuant to Section 1.4(b) until such time as the aggregate Dollar Amount of Put Notices delivered to the Investor pursuant to this Agreement exceeds $4,666,667.

                    (a) The Company agrees that all shares of Common Stock issued to the Investor pursuant to this Agreement shall, at the time of such issuance and for so long thereafter as is required by this Agreement, be subject to an effective registration statement covering both the issuance of such shares by the Company to the Investor hereunder and the resale or other disposition thereof by the Investor at any time and from time to time after each such issuance and, with respect to the Warrant Shares, covering both the issuance of the Warrant Shares and the resale of other disposition by the holders thereof at any time and from time to time after each such issuance. The shares of Common Stock to be issued to the Investor pursuant to this Agreement and any Warrant Shares are collectively referred to as the "Shares." The Company agrees that the Registration Statement described in this Section 1.5(a) (together with all amendments and supplements thereto, the "Registration Statement") shall, in accordance with Section 1.5(c) below, remain effective pursuant to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or otherwise, (x) in the case of any Registration Statement covering Shares issued pursuant to this Agreement at all times during the term of this Agreement and for a period of 120 days after termination of this Agreement and (y) in the case of any Registration Statement covering the Warrant Shares at all times during the term of the Warrant and for a period of three years thereafter (as applicable, the "Registration Period").

                    (b) The Company shall use its best efforts in order that the Registration Statement may become effective within 30 days of the date of this Agreement.

                    (c) The Company shall, as expeditiously as reasonably possible and in accordance with Section 1.5(a) herein:

     (i) Prepare and file with the Securities and Exchange (Commission (the "SEC") such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with this Agreement and the provisions of the Securities Act with respect to the issuance and disposition of all securities covered by such Registration Statement.

                             (ii)  Furnish  to  the  Investor  and  any  Warrant
Holders, as the case may be, such numbers of copies of a prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investor and Warrant Holders, as the case may be, may reasonably require in order to facilitate the disposition of shares sold pursuant to this Agreement or issued pursuant to the Warrant.

                             (iii)  Insure  that  all  Shares   subject  to  the
Registration Statement shall at
all times during the applicable Registration Period be registered and qualified under such other securities or "Blue Sky" laws of such jurisdictions as shall be requested by the Investor and/or the Warrant Holders, as the case may be, provided that the Company shall not be required in connection herewith or as a condition hereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (iv) Notify the Investor and/or any Warrant Holders of the happening of any event or the existence of any circumstance as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and as soon as may be practicable prepare and file with the SEC such amendments and supplements to such Registration Statement and prospectus used in connection therewith as may be necessary to eliminate or correct such untrue statement or omission and otherwise to cause such Registration Statement and prospectus to remain current and useable for the purposes intended hereunder.

     (v) Make available for inspection by the Investor's designated representatives upon request from time to time, all SEC Documents (as defined below), require the Company's officers and, to the extent reasonably necessary to enable the Investor's designated representatives to conduct reasonably appropriate due diligence with respect to each Put Notice, the Company 5 employees to supply all information reasonably required by the Investor's designated representatives in connection with the Registration Statement, require the Company's officers and, to the extent reasonably necessary to enable the Investor's designated representatives to conduct reasonably appropriate due diligence, the Company's employees to meet with representatives of the Investor's designated representatives during normal business hours and on such basis as the Investor's designated representatives may reasonably request, and make available to the Investor's designated representatives, contemporaneously with the provision of such information, any and all information about the Company provided by the Company to securities analysts. In addition, the Company will permit Investor's designated representatives access to the Company's premises and personnel, consultants, agents, attorneys, accountants, customers, suppliers, bankers and others who have significant relationships or agreements with the Company and the Company's assets, books and records and the Company will provide the Investor's designated representatives with information (financial and otherwise) concerning the Company to enable the Investor's designated representatives to conduct reasonably appropriate ongoing due diligence review of the Company The Company will disseminate to the Investor's designated representatives all press releases and public information disseminated by the Company at the same time it disseminates such releases and information to others.

           As a condition to the Company's  obligations  under this subparagraph
(v), the Investor's designated representatives shall enter into a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company.

     (vi) Except as required, in the opinion of the Company's counsel, by law or consented to in advance by the Investor (which consent shall not be unreasonably withheld), refrain from using the name of the Investor in the Registration Statement or other regulatory filings (including the SEC Documents).

                   (d) (i) The Company shall indemnify, defend and hold harmless the Investor and Warrant Holders and each of their respective officers, directors, partners, employees, agents and counsel and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Indemnified Party") from and against, and shall reimburse the Indemnified Parties with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such Indemnified Parties may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus contained therein or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that ally such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any Warrant Holder in writing specifically for use in the preparation thereof.

     (ii) The Investor and/or the Warrant Holder, as the case may be, shall indemnify, defend and hold harmless the Company and each of its respective officers, directors, partners, employees, agents and counsel and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Indemnified Party") from and against, and shall reimburse the Indemnified Parties with respect to, any and all Liabilities to which such Indemnified Parties may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus contained therein or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent and only to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or the Warrant Holder, as the case may be, in writing specifically for use in the preparation thereof. In addition, if a Registration Statement is suspended by the SEC as a result of any untrue statement of a material fact intentionally made by the Investor in the Registration Statement, then the Investor shall indemnify, defend and hold harmless the Company from losses actually incurred by the Company (excluding any speculative or consequential damages or damages for loss of profits or lost opportunities) from its failure to be able to require purchases of Common Stock under this Agreement during the period of such suspension provided that the Company proves that (a) it would have required such purchases and (b) no alternative sources of financing were available.

     (iii) Promptly after receipt by an Indemnified Party of notice of the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the other party (the "Indemnifying Party") hereunder, notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any Liability which it may have to any Indemnified Party other than under this section and shall only relieve it from any Liability which it may have to any Indemnified Party under this section if and to the extent the Indemnifying Party is materially prejudiced by such omission. In case any such action shall be brought against an Indemnified Party and the Indemnified Party shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to the Indemnified Parties and, after notice from the Indemnifying Party to the Indemnified Parties of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Parties under this section for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that if the defendants in any such action include both the Indemnifying Party and an Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Parties shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. If the Investor is a defendant in such action, the Investor shall select such separate counsel to represent the Investor and all Indemnified Parties; however, if the Investor is not a defendant, such separate counsel shall be selected by the majority of the Indemnified Parties named as defendants. The legal fees and expenses of any Indemnified Party choosing not to be represented by such separate counsel selected by the Investor or the majority of the Indemnified Parties, as the case may be, shall be borne by such Indemnified Party

                    (e) If the indemnification provided for in Section 1.5(d) above is unavailable to an Indemnified Party in respect of any Liabilities, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities, such proportion of such Liabilities as is appropriate to reflect the relative fault of the Indemnifying Party and of the Indemnified Party in connection with such statements or omissions described in Section 1
 .5(d)(i) or (ii) above, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. "Liabilities" pursuant to this Section 1.5(e) and Section 1.5(d) shall be deemed to include without limitation any legal or other expenses reasonably incurred by the Indemnified Parties in connection with investigating or defending any action or claim by a third party and in connection with any enforcement of this Section 1.5(e) and Section 1.5(d).

                    (f) (i) All legal, accounting and other fees, costs and expenses of and incidental to the Registration Statement (including without limitation the fees, costs and expenses of the Investor's designated representatives as provided in Section l .5(c)(v) and the fees, costs and expenses of the Investor's counsel) shall be borne by the Company (other than such fees, costs and expenses as are in the nature of commissions incurred in connection with the sale of Shares by the Investor or any Warrant Holder).

     (ii) The fees, costs and expenses or registration to be borne by the Company as provided in this subsection (e) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company and all legal fees and disbursements and other expenses of complying with state securities or "Blue Sky" laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified.

           Section 1.6 Distributions. In the event the Company delivers a Put Notice, the Company shall not make any distributions to its shareholders (including without limitation any rights to purchase securities or properties) from the beginning of the Look Back Period to the day after the Closing.

           Section 1.7 Delisting and Registration Statement Suspension. If within 60 days after a Closing the Common Stock is delisted from the Principal
Market or the Common Stock is not registered under the Exchange Act, the Investor shall have the right, at its option in its sole discretion, which right shall be exercised within 30 days of such delisting or deregistration, to sell to the Company, and the Company agrees to buy, promptly upon the exercise of such right by the Investor, all or any part of the Shares purchased by the Investor at such Closing at a price equal to the purchase price therefor. In addition if at any time during the Registration Period the Registration Statement is not effective for a 30-day period or if the Investor and/or the Warrant Holders are not otherwise able to sell their Shares pursuant to the Registration Statement for a 30-day period, then the Investor and/or the Warrant Holder, as the case may be, shall have the right, at their option in their sole discretion, which right shall be exercised within 90 days after such 30-day period, to sell to the Company, and the Company agrees to buy, promptly upon the exercise of such right, all or any part of the Shares then held by the Investor and/or the Warrant Holder, as the case may be, and/or the Warrants held by the Warrant Holder at a price equal to the average closing sales prices for the Common Stock on the Principal Market as noted by Bloomberg (or other appropriate published source) for the ten trading days prior to the delisting or deregistration (Iess any applicable exercise price for unexercised Warrants).


                                    ARTICLE 2

                         Representations and Warranties

           Section 2.1 Representations and Warranties of the Company. The Company makes the following representations and warranties to the Investor as of the date hereof and as of each Closing Date:

     (a) Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the operations, properties, prospects or financial condition of the Company and/or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole.

                    (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue all Shares and Warrants in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent: or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been and the Warrants will be duly executed and delivered by the Company. This Agreement constitutes and the Warrants will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                    (c) Capitalization. As of November 30, 1997 the authorized capital stock of the Company and the shares thereof currently issued and outstanding (and shares subject to issuance upon outstanding options, warrants and/or convertible securities) were as set forth in the Company's Form l0-Q for the period then ended. All of the outstanding shares of Common Stock have been validly issued and are fully paid and non-assessable. No shares of Common Stock are entitled to preemptive rights. Except as disclosed in the SEC Documents filed prior to the date of this Agreement with respect to the Company's Brazilian subsidiary as to which the Cornpany owns 99%, the Company owns 100% of the equity securities of any of its subsidiaries, and no other person has the right (contingent or otherwise) to acquire any such securities.

                    (d) Issuance of Shares. The issuance of all Shares and Warrants to be issued hereunder has been duly authorized and all such Shares, when paid for and issued in accordance with the terms hereof and the Warrants, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance the requisite number of shares of Common Stock to be issued pursuant to the Warrants.

                    (e) Agreements. There has been no breach or default by the Company or by any other party thereto of any provisions of any material agreements to which the Company is a party which would result in a Material Adverse Effect, and nothing has occurred which, with lapse of time or the giving of notice of both, would constitute such a breach or default by the Company by any other party thereto.

                    (f) Brokers. The Investor shall not be responsible for any fees of any broker, finder, commission agent or other person employed by the Company in connection with this Agreement and the transactions contemplated hereby.

                    (g) No Conflicts. The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not
(i) result in a violation of the Company's charter documents or by-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any Federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not have a Material Adverse Effect. The Company is not required under law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell any shares in accordance with the terms hereof (other than the filing and effectiveness of the Registration Statement and compliance with applicable state securities or "Blue Sky" laws).

(h) SEC Documents, Financial Statements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and the Company has timely filed all reports, schedules, forms, statements and other documents, together with all exhibits, financial statements and schedules thereto, required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) (all of the foregoing, whether heretofore or hereafter filed with the SEC, and the Registration Statement, when declared effective and as it may be amended from time to time, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder and other Federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of delivery by the Investor and/or a holder of Warrant Shares of the prospectus contained in the Registration Statement in connection with sales of Shares by the Investor and/or holder of Warrant Shares, such prospectus will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder, and other Federal, state and local laws, rules and regulations applicable to such prospectus. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (x) as may be otherwise indicated in such financial statements or the notes thereto or (y) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and will fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                    (i) The SEC has not issued an order preventing or suspending the use of any prospectus relating to the offering of any Shares nor instituted proceedings for that purpose.

                    (j) No Material Adverse Change. No Material Adverse Effect has occurred or exists with respect to the Company since the date of this Agreement.

                    (k) No Undisclosed Events or Circumstances. No material event or circumstance has occurred or exists with respect to the Company or its business, properties, prospects, operations or financial condition, which would be required to be disclosed by the Company under the Exchange Act or other applicable law but which has not been so publicly announced or disclosed.

                    (1) There has been no material adverse change in the number and/or stature of firms making a market in the Common Stock since the date of this Agreement.

           Section 2.2 Representations and Warranties of the Investor. The Investor makes the following representations and warranties to the Company as of the date hereof and as of each Closing Date:

                    (a)  Authorization;   Enforcement.   The  Investor  is  duly
organized and validly existing under the laws of Delaware. The Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares to be sold hereunder. The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action, and no further consent or authorization of the Investor is required. This Agreement: has been duly authorized, executed and delivered by the Investor. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                    (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Investor of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Investor's charter documents or (ii) conflict with, or constitute a default (or an event which with notice of lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Investor or any of its properties (except for such conflicts, defaults and violations as would not individually or in the aggregate have a material adverse effect on the Investor or a Material Adverse Effect on the Company or the transactions contemplated hereunder). The Investor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or purchase securities in accordance with the terms hereof.

                    (c) Opportunity for Review. The Investor has been afforded, to the satisfaction of the Investor, the opportunity to review the SEC Documents and obtain such additional information concerning the Company and its business, and to ask such questions and receive such answers, as the Investor deems necessary to make an informed investment decision and to evaluate the merits and risks of an investment in shares of Common Stock and the Warrants.

                    (d) Investment Representation. The Investor is an "accredited investor" as that term is defined by the Securities Act. The Investor is purchasing the shares of Common Stock and the Warrants for its own account. The Investor has no present intention to sell any such securities (or shares of Common Stock issuable upon exercise of the Warrants) except in compliance with the Securities Act.

                                    ARTICLE 3

                                    Covenants

           Section 3.1               Securities Compliance.

                    (a) The Company shall notify the SEC and the Principal Market and any other applicable market in accordance with their requirements, if any, of the transactions contemplated by this Agreement and shall take all other necessary action and proceedings as may be required by applicable law, rule and regulation for the legal and valid issuance of all securities to be issued to the Investor hereunder.

                    (b) The Company will cause its Common Stock to continue to be registered under Section 12 of the Exchange Act, will comply in all material respects with its reporting and filing obligations under said Act, will comply in all material respects with its reporting and filing obligations under said act, will comply with all requirements related to the Registration Statement, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such Registration Statement or to terminate or suspend its reporting and filing obligations under the Exchange Act, expect as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the Principal Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

                    (c) The Investor agrees that it will not "sell short" shares of Common Stock (i.e., sales of shares when the Investor does not beneficially own an equal number of such shares or other equity securities convertible into or exercisable for such number of shares) in anticipation of required purchases of shares under this Agreement.

           Section 3.2 Preliminary Put Notice. The Company shall deliver to the Investor, at least ten calendar days prior to the delivery of each Put Notice, a preliminary Put Notice which notice shall state that the Company is considering delivery of a Put Notice to the Investor ten or more calendar days following delivery of the preliminary Put Notice and the maximum Dollar Amount of such Put Notice. In no event shall delivery of a preliminary Put Notice to the Investor obligate the Company to deliver any Put Notice to the Investor, but any Put Notice so delivered shall not require the Investor to purchase a Dollar Amount greater than the amount set forth in such preliminary Put Notice.


                                    ARTICLE 4

                                   Conditions

           Section 4.1 Conditions Precedent to the Obligation of the Company to Issue Warrants and Sell Shares. The obligation hereunder of the Company to issue Warrants and/or sell shares of Common Stock hereunder to the Investor is further subject to the satisfaction at or before each Closing of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                    (a) Accuracy of the Investor Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the date of each Closing Date as though made at that time.

                    (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior 10 such Closing.

                    (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

           Section 4.2 Conditions Precedent to the Obligation of the Investor to Purchase any Shares. The obligation of the Investor to purchase any Shares under this Agreement is subject to the satisfaction, at or before each Closing, of each of the following conditions set forth below. These conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion.

                    (a) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a particular date or refer to a particular point in time).

                    (b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

                    (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                    (d) No Adverse Change. There shall have been no adverse change in the business, assets, liabilities or prospects of the Company since the date of this Agreement which the Investor reasonably believes would have a Material Adverse Effect.

                    (e) Principal Market. Trading in the Company's Common Stock shall not have been suspended by the SEC or the Principal Market, and trading in securities generally as reported by the Principal Market shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the Principal Market.

                    (f) Opinion of Counsel, Etc. At each Closing the Investor shall have received an opinion of counsel to the Company, which counsel shall be satisfactory to the Investor, dated the effective date of such Closing concerning such matters as the Investor shall reasonably request, a copy of a "cold comfort" letter addressed to the Company from an accounting firm satisfactory to the Investor, dated the effective date of such Closing concerning such matters as the Investor shall reasonably request, and such other certificates, opinions of other counsel, and documents as the Investor or its counsel shall reasonably request incident to such Closing. The form of all such certificates, opinions, "cold comfort" letters and other documents shall be satisfactory to the Investor.

                    (g) Effectiveness of Registration Statement. The Registration Statement shall be effective at the time of each Closing and no stop order suspending the effectiveness of the Registration Statement shall have been instituted or shall be pending.

                    (h) Accuracy of Registration Statement. The Registration Statement (including information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (i) Officer's Certificate. At each Closing the Investor shall have received certificates from the CEO and the CFO of the Company concerning such matters as the Investor shall reasonably request incident to such Closing. The form of such certificates shall be satisfactory to the Investor.

                                    ARTICLE 5

                                Change of Control

           Section 5.1 Change in Control. From and after the date hereof, at the Investor's election upon any Change of Control (as defined below) the Company shall no longer have the right to deliver any Put Notice to the Investor. A "Change of Control" shall mean any transaction or series of transactions which results in any person or affiliated group of persons gaining Control of 30% or more of the voting stock of the Company or the right to elect 30% or more of the Company's Board of Directors.

                                    ARTICLE 6

                                  Miscellaneous

           Section 6.1 Fees and Expenses. The Company shall pay the fees and expenses of the Investor incident to the negotiation, preparation, execution and delivery of this Agreement, which are agreed to be $10,000 for services through the date of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Shares issued pursuant hereto.

           Section 6.2           Specific Enforcement; Consent to Jurisdiction.

                    (a) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                    (b) Each of the Company and the Investor (i) hereby irrevocably submits to the exclusive jurisdiction of the Federal and state courts in Los Angeles County, California for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Investor consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law. The prevailing party in any such suit, action or proceeding shall be entitled to attorney's fees and costs.

           Section 6.3 Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

           Section 6.4 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received). The addresses for such communications shall be:

           to the Company:     Nevada Manhattan Mining, Inc.
                               5038 North Parkway Calabasas
                               Suite 100
                               Calabasas, California 91302
                               Facsimile No. (818) 591-4411

           with copies to:     Lloyd S. Pantell, a Professional Law Corporation
                               10940 Wilshire Boulevard, Suite 1500
                               Los Angeles, California 90024
                               Facsimile No.(818)340-7714

           to the Investor:    Bristol Asset Management II LLC
                               10990 Wilshire Boulevard, Suite 1800
                               Los Angeles, CA 90024
                               Attn: Paul Kessler
                               Facsimile No.(310)473-8858

           with copies to:     Christensen, Miller, Fink, Jacobs,
                               Glaser, Weil & Shapiro, LLP
                               2121 Avenue of the Stars, 18th Fl.
                               Los Angeles, CA 90067
                               Att:  Stephen D. Silbert, Esq.
                               Facsimile No. (310) 556-2920

Either party hereto may from time to time change its address for notices under this Section 6.4 by giving written notice of such changed address to the other party hereto.

           Section 6.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The parties hereto waive any and all rights to a jury trial in connection with any action or proceeding arising under this Agreement or the transactions contemplated hereby.

           Section 6.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

           Section 6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party.. Neither the Company nor the Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought).

           Section 6.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

     Section 6.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflict of laws.

           Section 6.10 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

           Section  6.11  Publicity  and  Confidentiality.  The  Company and the
Investor shall consult and cooperate with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby, provided the foregoing shall not interfere with the legal obligations of either party with respect to public disclosure.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.


                                            "The Company"

                                             Nevada Manhattan Mining, Inc.

                                                 /s/ Christopher D. Michaels
                                             By:_______________________
                                                Name:  Christopher D. Michaels
                                                        Title:   President

                                                      /s/ Jeffrey S. Kramer
                                              By:_______________________
                                                 Name:  Jeffrey S. Kramer
                                                 Title: COO & Secretary

                                               "The Investor"

                                               Bristol Asset Management II LLC

                                                     /s/ Paul Kessler
                                               By:________________________
                                                   Name:  Paul Kessler
                                                   Title: President

                                   EXHIBIT A

                          Nevada Manhattan Mining, Inc.
                          5038 North Parkway Calabasas
                           Calabasas, California 91302


                                                       -----------,-----



Bristol Asset Management II LLC
10990 Wilshire Boulevard, Suite 1800
Los Angeles, CA 90024
Attn:    Paul Kessler

Gentlemen:

                    Reference is made to that certain Investment Agreement (the "Agreement") dated as of March __, 1998 between you and the undersigned. This is a Put Notice as that term is defined in Section 1.2 of the Agreement.

                    This is to advise you that the undersigned intends to sell to you five business days (as that term is defined in the Agreement) following the date this Put Notice is given to you in accordance with Section 6.4 of the Agreement $_______________ of the undersigned's Common Stock.

                                Very truly yours,

                                 Nevada Manhattan Mining, Inc.



                                 By ______________________

                                    EXHIBIT B

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                                      ---------------,-----

                          NEVADA MANHATTAN MINING, INC.

                          COMMON STOCK PURCHASE WARRANT

                   Warrant to Purchase _____________ Shares of Common Stock

                       Expiring __________________,______


         THIS CERTIFIES THAT, for value received, _______________________ or its permitted assigns (collectively, the "Warrant Holder"), at any time and from time to time on any Business Day on or prior to 5:00 p.m., Los Angeles time, on _________ ____,____ [five years from the date of issuance] (the "Expiration Date") is entitled to purchase from Nevada Manhattan Mining, Inc., a Nevada corporation (the "Company"), __________ shares of Common Stock at a price per share equal to the Exercise Price; provided that the number of shares of Common Stock issuable upon any exercise of this Warrant and the Exercise Price shall be adjusted and readjusted from time to time in accordance with Section 3.

         1.       Certain Definitions.

         The following terms, as used herein, have the following meanings:

          "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized by law to close.

          "Capital Reorganization" has the meaning set forth in Section 3(1:).

          "Cashless Exercise" has the meaning set forth in Section 2.

          "Common Stock" means the Company's currently authorized common stock, $.01 par value per share, and stock of any other class or other consideration into which such currently authorized common stock may hereafter have been changed.

          "Common  Stock  Reorganization"  has the  meaning set forth in Section
     3(a).

          "Exercise Price" means $___ per share, as adjusted from time to time pursuant to Section
3.

          "Investment Agreement" means that certain Investment Agreement dated as of March ___, 1998 pursuant to which the Warrant has been issued.

          "Notice of Exercise" has the meaning set forth in Section 2.

          "Principal Market" has the meaning set forth in the Investment Agreement.

          "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise of this Warrant, as such number may be adjusted from time to time pursuant to Section 3.

         2.       Exercise of Warrant.

         The Warrant Holder may exercise this Warrant in whole or in part, at any time or from time to time on any Business Day on or prior to the Expiration Date, by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of Annex A hereto, by payment to the Company of the Exercise Price per Warrant Share (by wire transfer or certified check) in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Shares as to which this Warrant is being exercised.

         At the election of the Warrant Holder, in lieu of paying the Exercise Price in cash, this Warrant may be exercised by reducing the number of shares of Common Stock received upon such exercise (a "Cashless Exercise"). The number of shares of Common Stock delivered upon a Cashless Exercise shall be determined based on the formula:

                                    N =   E/
                                          FMV

         where:

         N equals the number of Warrant Shares which would otherwise have been received but are not to be received upon a Cashless Exercise

         E equals the aggregate Exercise Price for the number of Warrants being exercised that would have been paid without the Cashless Exercise

         FMV equals the average closing price of the Common Stock Stock on the Principal Market for the ten trading days prior to the date of the Notice of Exercise.

        For example, if the Warrant Holder is exercising 100 Warrants with a per Warrant exercise price of $1 .00 per share through a Cashless Exercise when the Common Stock's FMV is $20.00 per share, upon such Cashless Exercise the Warrant Holder will receive 95 Warrant Shares rather than 100.

         As soon as practicable after the Company shall have received such Notice of Exercise and any required payment, the Company shall execute and deliver or cause to be executed and delivered, in accordance with such Notice of Exercise, to the Warrant Holder at the address set forth in such Notice of Exercise a certificate or certificates representing the number of shares of Common Stock specified in such Notice of Exercise. The Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and the Warrant Holder shall be deemed for all purposes to have become a holder of record of shares of Common Stock, as of the date that such Notice of Exercise and any required payment shall have been received by the Company.

         The Warrant Holder shall surrender this Warrant certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, new Warrant certificate for the unexercised portion of the Warrant, but in all other respect identical to this Warrant certificate.

         The Company shall not be required to issue fractions of shares of Common Stock upon an exercise of the Warrant. If any fraction of a share would, but for this restriction, be issuable upon an exercise of the Warrant, in lieu of delivering such fractional share, the Company shall pay to the Warrant Holder, in cash, an amount equal to the same fraction times the FMV for the Common Stock (as defined above) immediately prior to the date of such exercise.

         The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of certificates for the Warrant Shares and any new Warrant certificates.

          3.      Antidilution Provisions.

         The Exercise Price in effect at any time, and the number of Warrant Shaires that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

                    (a) Common Stock Reorganization. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, by way of stock split, stock dividend or otherwise, or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being herein called a "Common Stock Reorganization"), then (i) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such Common Stock Reorganization.

                    (b)   Capital   Reorganization.   If  there   shall  be  any
consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the surviving corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any similar recapitalization of the Company (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Warrant Holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Warrant Holder an agreement as to the Warrant Holder's rights in accordance with this Section 3(b), providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustment as nearly equivalent as may be practicable to the adjustment provided for in this Section 3. The provisions of this Section 3(b) shall similarly apply to successive Capital Reorganizations.

                    (c) Distributions. In the event the Company shall distribute to its stockholders any cash, other property or rights to the holders of Common Stock, (other than regular quarterly stock dividends), the Exercise Price in effect immediately prior to such distribution shall be reduced by an amount equal to the per share fair market value of such distribution to the holders of Common Stock.

                  (d) Investment Agreement Adjustment. The Exercise Price shall be adjusted as provided in Section 1.3(b) of the Investment Agreement.

                  (e)       Adjustment Rules.

          (i) Any adjustments pursuant to this Section 3 shall be made successively whenever any event referred to herein shall occur.

          (ii) Any adjustment made to the Exercise Price of this Warrant and the number of shares of Common Stock purchasable upon exercise of the Warrant shall not be applicable to any portion of this Warrant exercised prior to such adjustment.

          4.   Lost, Mutilated or Missing Warrant Certificates.

         Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Warrant certificate, and, in the case of loss, theft or destruction, upon receipt of indemnification reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant certificate, the Company shall execute and deliver a new Warrant certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

          5.      Successors and Assigns.

         All the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their permitted respective successors and assigns. The Warrant Holder may assign this Warrant in whole or in part, provided such assignment complies with applicable securities laws, in which event the Company shall issue new Warrants to the transferee and to the Warrant Holder if this Warrant is only assigned in part.

         6.       Notices.

           Any notice or other communication hereunder shall be in writing and shall be sufficient if sent by first-class mail or courier, postage prepaid, and addressed as follows (a) if to the Company, addressed to Nevada Manhattan Mining, Inc., 5038 North Parkway Calabasas, Suite 100, Calabasas, California 91302 and (b) if to the Warrant Holder, addressed to


         7.       Miscellaneous.

                    (a) This Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any rights as a shareholder of the Company.

                    (b) In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions

                    (c) Without limiting the rights of the Company and the Warrant Holder to pursue all other legal and acceptable rights available to such party for the other party's failure to perform its obligations hereunder, the Company and the Warrant Holder each acknowledge and agree that the remedy at law for any failure to perform any obligations hereunder would be inadequate and that each shall be entitled to specific performance, injunctive relief or other suitable remedies in the event of any such failure.

                    (d)  The  Warrant   shall  be  construed   and  enforced  in
accordance with the internal laws of the State of California without regard to principles of conflict of laws.

                    (e) Each of the Company and the Warrant Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the Federal and state courts in Los Angeles County, California for the purposes of any suit, action or proceeding arising out of or relating to the Warrant and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Warrant Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law. The prevailing party in any such suit, action or proceeding shall be entitled to attorney's fees and costs.

                    (f) The section  headings used herein are for convenience of
reference   only  and  shall  not  be   construed  in  any  way  to  affect  the
interpretation of any provisions of the Warrant.

                    (g) This Warrant is being issued pursuant to the Investment Agreement and the Warrant Holder is entitled to all the protections and benefits provided for therein.

         IN WITNESS WHEREOF, the Company has caused the Warrant to be duly executed by its authorized officer, and its corporate seal to be hereunto affixed, and attested by its Secretary, all as of the day and year first above written.

                                       Nevada Manhattan Mining, Inc.



                                       By:
                                      Name:
                                     Title:



Attested:

Nevada Manhattan Mining, Inc.


By:
Name:
Title:   Secretary

                                   ANNEX A



                           Form of Notice of Exercise


To:       Nevada Manhattan Mining, Inc.

          Reference  is  made  to  the  Common  Stock  Purchase   Warrant  dated
____________ ____ ____ (the "Warrant"), a copy of which is annexed hereto. Terms defined therein are used herein as therein defined.

         The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase ________ shares of Common Stock, and

______          makes payment herewith in full therefor at the Exercise Price of
(initial if     $___________ or
applicable)


_______         elects to have a Cashless Exercise.
(initial if
applicable)


If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the shares be registered in the name of the undersigned, whose address is set forth below.

                            [NAME OF WARRANT HOLDER]


                                            By: ___________________________
                                            Name: _________________________
                                            Title: __________________________

                             [ADDRESS OF WARRANT HOLDER]

                                            --------------------------------

                                            --------------------------------